UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event
reported): September 16, 2020
Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
--------------------------------- (State or Other Jurisdiction of Incorporation)	------------------- (Commission	--------------------------- (I.R.S. Employer Identification Number)
File Number)

8000 West Florissant Avenue
St. Louis,	Missouri	63136
------------------------------------------------ (Address of Principal Executive Offices)		------------------ (Zip Code)
Registrant’s telephone number, including area code:
(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
Chicago Stock Exchange
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson Three-Month Orders, Including Foreign Currency Translation
(Percentage change versus prior year; trailing three-month averages, excluding acquisitions and divestitures, including currency translation)

	June '20	July '20	Aug '20
Automation Solutions	(20)	(20)	(20) to (15)
Commercial & Residential Solutions	(20)	(10) to (5)	0 to 5
Total Emerson	(20)	(20) to (15)	(15) to (10)

Orders Comments

Total Emerson trailing three-month orders were down 12 percent with underlying orders down 11 percent, excluding 1 percent of unfavorable currency impact.

Automation Solutions orders were down 19 percent and were down 18 percent on an underlying basis excluding unfavorable currency of 1 percent.

Commercial & Residential Solutions orders were up 2 percent and were up 2 percent on an underlying basis with negligible currency impact.

As expected, August trailing three-month orders reflected a continued challenging demand environment across most automation and commercial markets due to the COVID-19 pandemic and oil market volatility.

However, residential and consumer retail channel demand drove Commercial & Residential Solutions platform orders into positive territory. Further details are furnished in the short slide presentation as Exhibit 99.1.

Upcoming Investor Events

On Tuesday, November 3, 2020, Emerson will report its fourth quarter 2020 and full year results prior to market open. Emerson senior management will discuss the results during an investor conference call that same day, likely beginning at 3:00 p.m. Eastern Time, 2:00 p.m. Central Time. Participants can access a live webcast available at www.emerson.com/financial at the time of the call. A replay of the call will remain available for 90 days. Additionally, conference call slides will be posted in advance of the call on the website.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K and furnished in Exhibit 99.1 that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impact of the COVID-19 pandemic as well as economic and currency conditions, market demand, including related to the pandemic and oil and gas price declines and volatility, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. Underlying orders discussed herein exclude the impact of currency translation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibits

99.1	Slide Presentation - Platform trailing three-month underlying orders detail by world area.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	September 16, 2020	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary